UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23109

NorthStar Real Estate Capital Income Fund

(Exact name of registrant as specified in charter)

399 Park Avenue, 18th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip code)

Daniel R. Gilbert

Chief Executive Officer and President

NorthStar Real Estate Capital Income Fund
399 Park Avenue, 18th Floor

New York, New York 10022

(Name and address of agent for service)

Copy to:

Sandra Matrick Forman, Esq.

Colony NorthStar, Inc.

399 Park Avenue, 18th Floor

New York, New York 10022

Registrant’s telephone number, including area code: (212) 547-2600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

The semi-annual report (the “Semi-Annual Report”) of NorthStar Real Estate Capital Income Fund (the “RE Capital Fund”) for the six months ended June 30, 2017 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

NORTHSTAR REAL ESTATE CAPITAL INCOME 2017 SEMI-ANNUAL REPORT NorthStar Real Estate Capital Income Fund For the six months ended June 30, 2017

To Our Shareholders, On behalf of your board of trustees and management team, we are pleased to present the inaugural shareholder letter in connection with the semi-annual shareholder reports for both NorthStar Real Estate Capital Income Fund ("NorthStar Capital") and NorthStar Real Estate Capital Income Fund-T ("NorthStar Capital-T", collectively referred to with NorthStar Capital as the "Funds"). Each report includes market commentary, performance commentary, a listing of each Fund's investments, and the unaudited financial statements for each Fund for the six months ended June 30, 2017, respectively. The Funds invest substantially all of their assets in NorthStar Real Estate Capital Income Master Fund (the "Master Fund"), an investment company registered under the Investment Company Act of 1940, (the "1940 Act"), with identical investment objectives as the Funds. The Master Fund is externally managed by CNI RECF Advisors, LLC, (the "Advisor"), and its investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholder's capital, with a secondary objective of capital appreciation. The Funds invest the net proceeds from their continuous public offering through the Master Fund in a diversified portfolio of real estate and real estate-related investments, including but not limited to real estate securities and senior, subordinate and mezzanine loans, as well as preferred equity. Additionally, the Master Fund has the flexibility to acquire a limited amount of commercial real estate ("CRE") through direct and indirect investments including private equity funds and other joint ventures, which are intended to offer investors the potential for capital appreciation. The January 2017 completion of the tri-party merger between NorthStar Asset Management Group Inc., NorthStar Realty Finance Corp. and Colony Capital, Inc., significantly enhanced the Funds' sponsor, Colony NorthStar, Inc. (NYSE: CLNS), creating a leading diversified equity REIT with an embedded institutional and investment management business with $56 billion in CRE assets under management as of June 30, 2017. With an equity market capitalization of approximately $7.6 billion and liquidity of $1.2 billion as of June 30, 2017, CLNS is one of the largest diversified, publicly traded CRE owners and investment managers in the world. On May 17, 2017, CLNS committed $20 million to acquire Class A shares of NorthStar Capital in addition to its already completed seed capital investment totaling $2.2 million in the Master Fund and the Funds, together (the "CLNS Commitment"). Our sponsor's commitment to the Funds align their interests with the Funds' shareholders. Moreover, by providing necessary capital for the formation of an early stage seed portfolio, our sponsor's commitment to the Funds creates further diversification, generation of accelerated cash flow from investments, and facilitates the Funds' ability to obtain future financing. CLNS's capital contributions, including the obligations associated with an expense support agreement, experienced investment management, and robust track record should continue to provide strong benefits to the Funds going forward. Market Commentary At the national level, the U.S. economy continues to demonstrate positive underlying fundamentals, with recession risks remaining relatively low. The Federal Reserve's March 2017 decision to raise the federal funds rate for the third time in almost a decade reflects a consensus that the economic foundation driving the current expansion remains sound, as well as a belief that the labor market is close to or already at full employment, resulting in wage growth and increased consumer confidence. CRE markets remain relatively healthy across all U.S. property types, with improving economic conditions contributing to robust property fundamentals and higher asset valuations, which are now up 7.2% year-over-year as of March 2017. Certain dynamics in the current market, including increased property-level net operating income, high occupancy rates across property types, and the compression of capitalization rates (a metric used to estimate the potential return on an investment), lead us to expect real estate values to trend positively in the near term. The market for commercial mortgage-backed securities ("CMBS"), which is often proxy for the broader CRE markets, continues to perform across property types with $75 billion of issuance anticipated through year end 2017, an approximate 9% increase over 2016. Although growth in the issuance of CMBS acts as a signal of a strong CRE market, we continue to evaluate each investment and asset class based on our proven underwriting process and disciplined credit approach. The Master Fund's Portfolio As of June 30, 2017, the sponsor funded $14.3 million of the CLNS commitment and the Master Fund invested $13.8 million in nine diversified CMBS investments with a current weighted average unlevered yield of 6.0%. These investments include exposure to over 900 underlying CRE properties in a variety of real estate industry sectors including: office, retail, industrial, lodging, self- storage, multifamily, and mixed-use. The Advisor anticipates that the Master Fund's investments in CMBS will consist of two categories: 1) lower yielding CMBS that are generally more liquid and 2) higher yielding CMBS with more limited liquidity profiles. Focusing on these complementary CMBS buckets will enable the Master Fund to accelerate its pace of capital deployment while maintaining liquidity to satisfy anticipated quarterly redemptions. Over the longer term, the Master Fund intends to deploy equity into higher yielding and more permanent investments that seek to generate outsized returns relative to their risk profile.

We further believe the Master Fund's initial emphasis on CMBS will allow the Funds to capitalize on current CRE market conditions while maintaining downside protection given the sector's improved underwriting standards and favorable credit support and metrics (low loan-to-value relative to underlying collateral, high debt service coverage ratios, and strong debt yields) resulting in cushions to protect the Funds' shareholders' equity capital. Although the Master Fund's current portfolio consists solely of CMBS investments, we expect to further diversify our portfolio across a broader spectrum of CRE asset classes and geographic locations upon additional capital raise. We are confident that these strategies, along with the application of prudent leverage to our CRE investments, will allow us to realize appreciation opportunities while diversifying our capital among property types and enhancing returns. In addition, the Master Fund's investment strategy emphasizes the origination of floating rate loans and the financing of such loans with floating rate liabilities, allowing the Master Fund's portfolio to benefit directly in a rising interest rate environment. We believe that the gradual rising of interest rates coupled with an expansive U.S. economy will benefit this strategy and the Funds' shareholders. The Funds' relationship with CLNS continues to provide us with significant benefits, including access to market-leading transaction sourcing, portfolio management capabilities, and institutional financing relationships. The Funds' progress to date can be directly attributed to our sponsor's financial wherewithal, extensive network of industry relationships, and it highlights the benefits of our association with a high-quality, institutional sponsor. We are extremely pleased with the Funds' continued progress and financial results during the first half of 2017 and we look forward to building on this momentum through year end. The boards of trustees of the Funds and management teams remain committed to achieving the Funds' investment objectives through our proven investment strategy and comprehensive portfolio management capabilities, all with the goal of meeting the Fund's investment objectives. We thank you for your continued support and confidence in CLNS and the Funds and look forward to a bright future. Sincerely, Daniel R. Gilbert Chairman of the Board, Chief Executive Officer & President Head of Retail Platform of Colony NorthStar, Inc

Table of Contents

NorthStar Real Estate Capital Income Fund

Semi-Annual Report for the Six Months Ended June 30, 2017:

NorthStar Real Estate Capital Income Master Fund

Semi-Annual Report for the Six Months Ended June 30, 2017:

NorthStar Real Estate Capital Income Fund

 Unaudited Schedule of Investment

As of June 30, 2017

	Shares	Cost	Fair Value

NorthStar Real Estate Capital Income Master Fund — 80.6%	1,650,819	$9,955,085	$9,607,764
Other assets and liabilities, net — 19.4%			2,305,699
Net Assets — 100.0%			$11,913,463

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Fund

Unaudited Statement of Assets and Liabilities

As of
June 30, 2017
Assets
Cash	$30,408
Investment in NorthStar Real Estate Capital Income Master Fund (Cost $9,955,085)	9,607,764
Receivable for common shares issued	2,300,000
Distributions receivable from NorthStar Real Estate Capital Income Master Fund	34,769
Total assets	11,972,941

Liabilities
Administrative services expenses payable	2,975
Transfer agent fees payable	18,750
Professional fees payable	6,846
Distributions payable	25,044
Other liabilities and accrued expenses	5,863
Total liabilities	59,478
Net assets	$11,913,463

Commitments and contingencies (Note 8)

Composition of net assets
Common shares, $0.001 par value per share, 300,000,000 shares authorized, 1,355,434 Class A and 1,106 Class I shares issued and outstanding	1,357
Paid-in-capital in excess of par value	12,267,044
Accumulated net investment loss	(7,617)
Net unrealized depreciation on investment	(347,321)
Net assets	$11,913,463

Net asset value per Class A share, at period end	$8.78
Net asset value per Class I share, at period end	$8.78

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Fund

Unaudited Statement of Operations

For the
Six Months Ended
June 30, 2017
Investment income
Distributions from NorthStar Real Estate Capital Income Master Fund	$34,769
Interest income	18
Total investment income	34,787

Operating expenses
Professional fees	7,315
Transfer agent fees	18,750
Printing fees	2,767
Other expenses	191
Total operating expenses	29,023
Net investment income	5,764

Unrealized loss
Net change in unrealized depreciation on investments	(347,321)
Total net unrealized depreciation on investments	(347,321)
Net decrease in net assets resulting from operations	$(341,557)

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Fund

Statements of Changes in Net Assets

	For the	For the period from
	Six Months Ended	May 6, 2016*
	June 30, 2017	through
	(Unaudited)	December 31, 2016
Operations:
Net investment income (loss)	$5,764	$(13,381)
Net change in unrealized depreciation on investment	(347,321)	-
Net decrease in net assets resulting from operations	(341,557)	(13,381)

Shareholder distributions
Distributions to shareholders	(25,044)	-
Net decrease in net assets resulting from shareholder distributions	(25,044)	-

Capital Transactions
Issuance of Class A shares, net (Note 3)	12,105,313	105,085
Issuance of Class I shares, net (Note 3)	9,975	-
Contributions from affiliate (Note 4)	59,993	13,179
Offering costs	(100)	-
Net increase in net assets resulting from capital transactions	12,175,181	118,264

Total increase in net assets	11,808,580	104,883
Net assets at beginning of period	104,883	-
Net assets at end of period	$11,913,463	$104,883
Accumulated net investment income (loss)	$(7,617)	$(13,381)

* Commencement of operations

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Fund

Unaudited Statement of Cash Flows

For the
Six Months Ended
June 30, 2017
(Unaudited)
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(341,557)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of common shares of NorthStar Real Estate Capital Income Master Fund	(9,955,085)
Net change in unrealized depreciation on investment	347,321

(Increase) decrease in operating assets and liabilities:
Subscriptions receivable	(2,294,915)
Distributions receivable from NorthStar Real Estate Capital Income Master Fund	(34,769)
Administrative services expenses payable	185
Transfer agent fees payable	18,750
Professional fees payable	3,816
Printing fees payable	(2,887)
Custodian fees payable	(1,667)
Other liabilities and accrued expenses	5,759
Net cash provided by (used in) operating activities	(12,255,049)

Cash flows from financing activities
Issuance of Class A shares, net	12,105,313
Issuance of Class I shares, net	9,975
Contributions from affiliate	59,993
Offering costs	(100)
Net cash provided by (used in) financing activities	12,175,181
Net increase (decrease) in cash	(79,868)
Cash, beginning of period	110,276
Cash, end of period	$30,408

Refer to notes to accompanying financial statements.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED) (CONTINUED)

1.	Business and Organization

NorthStar Real Estate Capital Income Fund (the “RE Capital Fund”) was organized as a Delaware statutory trust on October 2, 2015. The RE Capital Fund’s primary investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation. The RE Capital Fund has multiple share classes and intends to invest substantially all of its net assets in NorthStar Real Estate Capital Income Master Fund (the “Master Fund”). The Master Fund’s investment objective and strategies are substantially the same as the RE Capital Fund’s. The RE Capital Fund’s unaudited financial statements should be read in conjunction with the attached unaudited financial statements for the Master Fund.

The RE Capital Fund commenced operations on May 6, 2016 when, together with NorthStar Real Estate Capital Income Fund-T (“RE Capital Fund-T”, and collectively the “Trusts”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and whose principal investment strategy is to invest substantially all of its assets in the Master Fund, the RE Capital Fund’s registration statement was declared effective by the Securities and Exchange Commission (the “SEC”).

The RE Capital Fund and the Master Fund are externally managed by CNI RECF Advisors, LLC (the “Advisor”), a Delaware limited liability company, which is a registered investment advisor under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Prior to January 11, 2017, the RE Capital Fund and the Master Fund were externally managed by an affiliate of NorthStar Asset Management Group Inc. (NYSE: NSAM) (“NSAM”). Effective January 10, 2017, NSAM completed its previously announced merger (the “Merger”) with Colony Capital, Inc. (“Colony”) and NorthStar Realty Finance Group (“NorthStar Realty”) to create Colony NorthStar, Inc. (“Colony NorthStar”). As a result of the merger, Colony NorthStar became an internally-managed equity real estate investment trust (“REIT”), with a diversified real estate and investment management platform and publicly-traded on the NYSE under the ticker symbol “CLNS.” Colony NorthStar manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded REITS and registered investment companies. In addition, following the Merger, the Advisor (formerly known as NSAM B-RECF Ltd., an affiliate of NSAM) became a subsidiary of Colony NorthStar.

Pursuant to a separate investment advisory agreement with each of the RE Capital Fund (the “Trust Advisory Agreement”) and the Master Fund (the “Master Fund Advisory Agreement”), the Advisor oversees the management of the RE Capital Fund’s and the Master Fund’s activities, respectively, including investment strategies, investment goals, asset allocation, asset management, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the RE Capital Fund and the Master Fund’s portfolios, subject to the oversight of the RE Capital Fund’s board of trustees (the “Board”) and the Master Fund’s board of trustees, respectively. The Advisor also provides asset management and other administrative services, including marketing, investor relations and certain accounting services and accounting maintenance of books and records on behalf of the RE Capital Fund and the Master Fund. The Advisor also furnishes office facilities and equipment, and provides clerical services to the RE Capital Fund and the Master Fund. The Advisor also performs the calculation and publication of the RE Capital Fund’s and the Master Fund’s net asset value (“NAV”), and oversees the preparation and filing of the RE Capital Fund’s and the Master Fund’s tax returns, the payment of the RE Capital Fund’s and the Master Fund’s expenses and the performance oversight of various third party service providers.

The RE Capital Fund is registered under the 1940 Act, as a non-diversified, closed-end management investment company that intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes, or a so-called Subchapter C-corporation for the taxable period ending December 31, 2017. The RE Capital Fund intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) beginning with the taxable year ending December 31, 2018. Refer to Note 2, “Summary of Significant Accounting Policies – Income Taxes” for further details.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED) (CONTINUED)

On January 9, 2017, the Master Fund and the Trusts entered into an administration agreement (the “Administration Agreement”) with ALPS Fund Services, Inc. (“ALPS” or the “Administrator”). ALPS, and/or its affiliates are responsible for, but not limited to, (i) maintaining financial books and records of the Master Fund and the Trusts, (ii) providing administration services, and (iii) performing other accounting and clerical services as necessary in connection with the administration of the Master Fund and the Trusts.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited financial statements of RE Capital Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information. Accordingly, the accompanying unaudited financial statements do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair statement have been included. Operating results for the six months ended June 30, 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2017. The RE Capital Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

Investment in the Master Fund

The RE Capital Fund’s investment in the Master Fund is recorded at fair value and is based upon the RE Capital Fund’s percentage ownership of the common shares of the Master Fund. The performance of the RE Capital Fund is directly affected by the performance of the Master Fund. As of June 30, 2017, the RE Capital Fund held an 87.1% ownership interest in the Master Fund.

Use of Estimates

The preparation of the RE Capital Fund’s unaudited financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

Cash

As of June 30, 2017, cash represents cash held in custody at MUFG Union Bank, N.A. in a bank deposit account that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The RE Capital Fund intends to invest substantially all of its net assets in the Master Fund. As such, the RE Capital Fund determines the NAV of its common shares of beneficial interest daily during the offering period and quarterly thereafter, based on the value of its interest in the Master Fund (as provided by the Master Fund). The RE Capital Fund calculates NAV per common share by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the RE Capital Fund (the value of its interest in the Master Fund, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the RE Capital Fund. Refer to Note 2, “Summary of Significant Accounting Policies” to the financial statements of the Master Fund for information on the Master Fund’s policies regarding the valuation of its portfolio investments.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED) (CONTINUED)

Revenue Recognition

Realized gains and losses from Master Fund transactions will be calculated on the specific identification basis. Master Fund transactions are recorded on the effective date of the subscription in or the redemption from the Master Fund. Distributions received from the Master Fund are recorded on ex-dividend date.

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the RE Capital Fund’s organization. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the RE Capital Fund’s Registration Statement on Form N-2 related to the public offering of its common shares. The offering costs incurred directly by the RE Capital Fund are accounted for as a deferred charge and are amortized over 12 months on a straight-line basis. Organization costs incurred directly by the RE Capital Fund are expensed as incurred.

The Advisor and its affiliates are entitled to receive reimbursement for costs each has paid on behalf of the RE Capital Fund in connection with the offering. The RE Capital Fund will be obligated to reimburse the Advisor and its affiliates, as applicable, for organization and offering costs (“O&O Costs”) to a limit of 1.0% of the aggregate proceeds from the offering, after the payment of selling commissions and dealer manager fees. The RE Capital Fund estimates that it will incur approximately $27.3 million of O&O Costs if the maximum number of shares is sold. The RE Capital Fund records O&O Costs each period based upon an allocation determined by the expectation of total O&O Costs to be reimbursed. Organization costs are recorded in other expenses in the statement of operations and offering costs are recorded as a reduction to paid-in-capital on the statement of assets and liabilities. In addition, the RE Capital Fund indirectly bears its pro rata portion of O&O Costs incurred by the Master Fund based on its ownership of the Master Fund shares.

As of June 30, 2017, the Advisor and its affiliates incurred approximately $1.8 million of O&O Costs on behalf of the RE Capital Fund. For the six months ended June 30, 2017, approximately $12.1 million of gross proceeds were raised from the offering and a de minimis amount of O&O Costs were allocated to the RE Capital Fund for reimbursement to the Advisor.

Income Taxes

The RE Capital Fund intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code, beginning with the taxable year ending December 31, 2018. To maintain qualification as a RIC, the RE Capital Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the RE Capital Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The RE Capital Fund intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income, if any, and net capital gains, if any, on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The RE Capital Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income, if any, and 98.2% of any capital gain net income, if any.

For the taxable period ending December 31, 2017, the RE Capital Fund intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes, or a so-called Subchapter C corporation. If applicable, the RE Capital Fund will record any applicable income tax expense or benefit on its statement of operations or deferred tax assets and liabilities on its statement of assets and liabilities.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED) (CONTINUED)

Uncertainty in Income Taxes

The RE Capital Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The RE Capital Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the six months ended June 30, 2017, the RE Capital Fund did not incur any interest or penalties.

Class Accounting

Investment income, common expenses and realized/unrealized gain or loss on investments in the Master Fund will be allocated to various classes of the RE Capital Fund on the basis of net assets of each class.

Distributions

Distributions to the RE Capital Fund’s shareholders are recorded as of the record date. On May 18, 2017, the RE Capital Fund declared its initial daily distribution of $0.001643836, or an annualized rate of $0.60 per share. The distribution will be paid for all share classes, accrued daily and payable monthly for the months of June, July, August and September of 2017. Distributions are payable on the first business day of the following month. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Master Fund, net of any operating expenses. From time to time, the RE Capital Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Master Fund. During the six months ended June 30, 2017, the RE Capital Fund declared distributions of $25,044.

Distribution Reinvestment Plan

The RE Capital Fund has adopted an “opt in” distribution reinvestment plan (“DRP”) pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the RE Capital Fund declares in cash. The RE Capital Fund expects to issue shares pursuant to the DRP at the monthly distribution payment date at a price equal to the NAV per share that is used to determine the offering price of the shares on the date of such monthly distribution payment date. Shares issued pursuant to the DRP will have the same voting rights as shares offered pursuant to the prospectus.

3.	Share Transactions

Securities Offered

The RE Capital Fund is offering on a continuing basis three classes of shares of beneficial interest up to 300,000,000 shares: Class A Shares (“Class A Shares”), Class D shares (“Class D Shares”), and Class I shares (“Class I Shares”) at the offering price, which equals the RE Capital Fund’s then-current NAV per share, plus any selling commissions and dealer manager fees, if any. Each share class differs only in the minimum initial investment required and the sales load investors must pay.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED) (CONTINUED)

Below is a summary of RE Capital Fund’s share transactions:

	Six Months Ended		For the period from May 6, 2016*
	June 30, 2017		through December 31, 2016
Proceeds from issuance of classes	Shares	Amount	Share	Amount

Gross proceeds from issuance of Class A Shares	1,343,874	$12,105,313	11,560	$105,085
Gross proceeds from issuance of Class I Shares	1,106	9,975	-	-
Gross proceeds from issuance of Class D Shares	-	-	-	-
Total gross proceeds	1,344,980	12,115,288	11,560	105,085
Commissions and Dealer Manager Fees	-	-	-	-
Net proceeds to RE Capital Fund	1,344,980	$12,115,288	11,560	$105,085

* Commencement of operations

As of June 30, 2017, 1,355,434 and 1,106 shares of Class A and Class I Shares, respectively, were outstanding. As of December 31, 2016, 11,560 shares of Class A Shares were outstanding. Subsequent to June 30, 2017, subscriptions receivable related to orders placed on June 30, 2017 settled and an additional 260,771 Class A Shares were issued.

Pursuant to the trustee share purchase and participation program with the board of trustees of the Master Fund, trustees can allocate a portion of their trustee fees to investments in the RE Capital Fund. Of the Class A Shares issued during the six months ended June 30, 2017, subscriptions of $5,313 were made at an estimated NAV per share of $8.99, resulting in the issuance of 590 Class A Shares. Subsequent to June 30, 2017, an additional subscription for $5,063 was received, resulting in the issuance of 575 Class A Shares. The related dealer manager fees and selling commissions were waived.

Capital Contribution by Colony NorthStar

Prior to commencement of operations, an affiliate of Colony NorthStar contributed $100,000 to purchase 11,001 common shares of Class A Shares of the RE Capital Fund at a price of $9.09 per share. The related dealer manager fees and selling commissions were waived.

Shares purchased by Colony NorthStar

Pursuant to a capital investment agreement (“Capital Investment Agreement”) between an affiliate of Colony NorthStar and RE Capital Fund executed in May 2017, an affiliate of Colony NorthStar agreed to purchase $20 million of Class A Shares of the RE Capital Fund. The Class A Shares will be issued at the NAV per share on the date of each installment subscription, with selling commissions and dealer manager fees waived. As of June 30, 2017, through an affiliate, Colony NorthStar has purchased $12.1 million of shares pursuant to the Capital Investment Agreement, resulting in the issuance of 1,343,283 Class A shares, and $7.9 million remains available for future Class A share purchases.

Share Repurchase Program

To provide shareholders with limited liquidity, the RE Capital Fund intends to conduct quarterly repurchases of shares. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to the Master Fund shares. The first offer to repurchase shares from shareholders is expected to occur in the first full calendar quarter after shares are first sold to the public. In months in which the RE Capital Fund repurchases shares, the RE Capital Fund will conduct repurchases no later than the 15th day of the month, or the next business day if the 15th day is not a business day. Any offer to repurchase shares will be conducted solely through written tender offer materials mailed to each shareholder (and not through this prospectus) in accordance with the requirements under Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The RE Capital Fund’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the RE Capital Fund to offer to repurchase shares and under what terms:

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED) (CONTINUED)

•	the effect of such repurchases on the RE Capital Fund’s and/or the Master Fund’s qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of the RE Capital Fund’s assets (including fees and costs associated with disposing of assets);
•	the Master Fund’s investment plans;
•	the RE Capital Fund’s and the Master Fund’s working capital requirements;
•	the RE Capital Fund’s history in repurchasing shares or portions thereof;
•	the condition of the securities markets.

The RE Capital Fund currently intends to limit the number of shares to be repurchased on each date of repurchase to the number of shares the RE Capital Fund can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of shares pursuant to its DRP for the previous calendar quarter, and/or (ii) the aggregate proceeds it has received from the sale of shares other than such shares issued pursuant to the DRP for the previous calendar month, immediately prior to the date upon which the notification to repurchase shares was provided to shareholders. The Board may, in its sole discretion, determine to limit the number of shares to be repurchased to an amount that is greater than or less than the amounts described above. The RE Capital Fund will further limit the number of shares to be repurchased in any calendar quarter to 5.0% of the weighted average number of shares outstanding in the previous full calendar quarter prior to the date upon which the notification to repurchase shares was provided to shareholders. In addition, beginning with the RE Capital Fund’s second calendar year of operations, the RE Capital Fund will limit the number of shares to be repurchased in any calendar year to 20.0% of the weighted average number of shares outstanding in the prior calendar year. The RE Capital Fund will offer to repurchase such shares at a price equal to the NAV per share in effect on each date of repurchase.

The RE Capital Fund’s assets consist primarily of an interest in the Master Fund shares. Therefore, in order to finance the repurchase of its common shares pursuant to the repurchase offers, the RE Capital Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund shares. As a result, the RE Capital Fund will not conduct a repurchase offer for common shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund shares. The members of the Board also serve on the Master Fund’s board of trustees, and the Master Fund’s board of trustees expects that the Master Fund will conduct repurchase offers for Master Fund shares as necessary to permit the RE Capital Fund to meet its intentions under its share repurchase program. However, there can be no assurance that the Master Fund’s board of trustees will, in fact, decide to undertake any repurchase offers.

During the six months ended June 30, 2017 and the period from May 6, 2016 (commencement of operations) through December 31, 2016, there were no repurchases of the RE Capital Fund’s shares.

4.	Related Party Transactions

Management and Incentive Fees

The RE Capital Fund will not incur a separate management fee or incentive fee under the Trust Advisory Agreement for so long as the RE Capital Fund has a policy to invest all or substantially all of its net assets in the Master Fund, but the RE Capital Fund and shareholders will be indirectly subject to the management fee and incentive fee. Pursuant to the Master Fund’s Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Master Fund, the Advisor will be entitled to a fee consisting of two components — the management fee (“Management Fee”) and the incentive fee (“Incentive Fee”). The Management Fee was to be calculated and payable quarterly in arrears at the annual rate of 2.0% of the Master Fund’s average gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters (and, in the case of the Master Fund’s first quarter, the gross assets excluding cash and cash equivalents as of such quarter-end). The Incentive Fee was to be calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on the Master Fund’s “adjusted capital” at the beginning of the most recently completed quarter, equal to 1.75% per quarter, subject to a “catch-up” feature. Refer to Note 4, “Related Party Transactions” to the financial statements of the Master Fund attached hereto for a detailed description of the incentive fees payable by the Master Fund to the Advisor.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED) (CONTINUED)

On February 23, 2017, the Board approved an amendment to the Master Fund’s Advisory Agreement for the calculation of the Management Fee. The Management Fee is calculated and payable quarterly in arrears at an annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

On February 23, 2017, the Board also approved an amendment to the Master Fund’s Advisory Agreement for the calculation of the Incentive Fee. The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed calendar quarter, of 1.50%, subject to a “catch-up” feature.

On February 23, 2017, the co-advisory agreement was terminated and the Advisor is now responsible for all the advisory and administrative duties formerly performed by the co-advisor.

Reimbursement of Operating Expenses

The Advisor will be reimbursed by the RE Capital Fund, as applicable, for actual costs incurred in connection with providing administrative services to the RE Capital Fund. Allocation of the cost of such services to the RE Capital Fund may be based on objective factors such as total assets, revenues and/or time allocations. The RE Capital Fund will also indirectly incur an allocation of administrative costs through its investment in the Master Fund. For the six months ended and as of June 30, 2017, administrative services expenses incurred and payable were $185 and $2,975.

Selling Commissions and Dealer Manager Fees

Pursuant to a dealer manager agreement (the “Dealer Manager Agreement”) between the RE Capital Fund and NorthStar Securities, LLC (“NorthStar Securities”), an affiliate of the Advisor, an investor will pay NorthStar Securities:

(i)	selling commissions of up to 6.0% and dealer manager fees of up to 2.0% of the selling price of the Class A Shares for which a sale is completed,
(ii)	dealer manager fees of up to 2.0% of the selling price of Class D Shares for which a sale is completed, but no selling commissions, and
(iii)	no selling commissions or dealer manager fees for the purchase of Class I Shares.

No selling commissions or dealer manager fees will be paid on sales of the RE Capital Fund shares under the DRP. The selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales eligible for a volume discount, sales through investment advisers or banks acting as trustees or fiduciaries, and sales to affiliates. From inception and for the six months ended June 30, 2017, no selling commissions and dealer manager fees were paid to NorthStar Securities. On February 23, 2017, the Board approved the termination of the Dealer Manager Agreement.

Distributor

On January 9, 2017, RE Capital Fund entered into a distribution agreement (the “Distribution Agreement) with ALPS Distributors, Inc. (the “Distributor”), pursuant to which ALPS has agreed to serve as the RE Capital Fund's principal underwriter and act as the distributor of the RE Capital Fund's shares. Pursuant to the Distribution Agreement, an investor will pay to the Distributor the same selling commissions and dealer manager fees as would have been paid to NorthStar Securities under the Dealer Manager Agreement. As of June 30, 2017, no fees have been paid to ALPS.

NorthStar Securities has entered into a wholesale marketing agreement with the Distributor in connection with the marketing of the RE Capital Fund’s shares.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED) (CONTINUED)

Support Agreements

Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and an affiliate of the Colony NorthStar, an affiliate of Colony NorthStar has agreed to purchase up to $10.0 million in Master Fund shares at the current NAV per Master Fund share, of which $2.0 million was contributed to the Master Fund as seed capital investment. During any calendar month when the Distribution Support Agreement is effective, if the cash distributions exceed the net investment income for such calendar month (“Distribution Shortfall”), an affiliate of Colony NorthStar will purchase shares required in order to cover the Distribution Shortfall up to an amount equal to a 6.0% cumulative, non-compounded annual return on the Master Fund’s shareholders’ invested capital prorated for such month.

Effective July 1, 2017, pursuant to an expense support agreement entered into between the RE Capital Fund and an affiliate of Colony NorthStar (the “Expense Support Agreement”), an affiliate of Colony NorthStar will reimburse, on a quarterly basis, the RE Capital Fund for expenses to seek to ensure that the RE Capital Fund bears a reasonable level of expenses in relation to its income. Accordingly, the Distribution Support Agreement will be utilized in the event the Expense Support Agreement is terminated. Refer to Note 9, “Subsequent Events” for further details.

Notwithstanding an affiliate of Colony NorthStar’s obligations pursuant to the Expense Support Agreement and the Distribution Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the RE Capital Fund. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. The Distribution Support Agreement expires at the earlier of: a) two years from the date on which the RE Capital Fund commences the offering; or b) the date upon which neither the Advisor nor its affiliate is serving as the Master Fund’s Advisor. For the six months ended June 30, 2017, there was no expense support or distribution support provided by an affiliate of Colony NorthStar.

Capital Contribution by Colony NorthStar

Prior to commencement of operations, an affiliate of Colony NorthStar contributed $100,000 to purchase 11,001 of Class A Shares of the RE Capital Fund at a price of $9.09 per share. The related dealer manager fees and selling commissions were waived.

During the six months ended June 30, 2017, through an affiliate, Colony NorthStar voluntarily contributed capital of $59,993 to the RE Capital Fund. The purpose of the contribution was to reimburse the RE Capital Fund for certain of its ordinary operating expenses.

Shares purchased by Colony NorthStar

Pursuant to the Capital Investment Agreement between an affiliate of Colony NorthStar and the RE Capital Fund executed in May 2017, an affiliate of Colony NorthStar agreed to purchase $20 million of Class A Shares of the RE Capital Fund. The Class A Shares will be issued at the net asset value per share on the date of each installment subscription, with selling commissions and dealer manager fees waived. As of June 30, 2017, Colony NorthStar, through an affiliate, has purchased $12.1 million of shares pursuant to the Capital Investment Agreement, resulting in the issuance of 1,343,283 Class A Shares, and $7.9 million remains available for future Class A share purchases.

5.	Distributions

The following table reflects the distributions declared by the Board for common shares outstanding during the six months ended June 30, 2017.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED) (CONTINUED)

	Distribution
Period	Per Share(1)	Amount

For the six months ended June 30, 2017(2)	$0.0493	$25,044

(1)	Based on the weighted average shares outstanding during June 2017.
(2)	On May 10, 2017, the Board declared daily distributions at an annualized rate of $0.60 per common share for the period from June 1, 2017 through September 30, 2017. On August 17, 2017, the Board declared daily distributions at an annualized rate of $0.60 per common share for the period from October 1, 2017 through December 31, 2017.

The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board. During the period from May 6, 2016 (commencement of operations) through December 31, 2016, distributions were neither declared nor paid.

RE Capital Fund expects that for a period of time, which time period may be significant, substantial portions of distributions may be funded through the reimbursement of certain expenses and additional support payments by Colony NorthStar that may be subject to repayment by RE Capital Fund within three years. The purpose of this arrangement is to minimize the extent any portion of RE Capital Fund’s distributions to shareholders will be paid from offering proceeds. Any such distributions funded through support payments or waivers of advisory fees are not based on RE Capital Fund’s investment performance and distributions can only be sustained if the RE Capital Fund achieves positive investment performance in future periods and/or Colony NorthStar continues to make such payments. RE Capital Fund’s future repayments of amounts reimbursed by Colony NorthStar will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that RE Capital Fund will achieve the performance necessary to sustain its distributions or that RE Capital Fund will be able to pay distributions at a specific rate or at all.

6.	Income Tax Information

The components of the deferred tax asset as of June 30, 2017, for the RE Capital Fund as a C-corporation, consist of the following:

June 30, 2017

Deferred tax asset
Net loss carryforwards	$16,954
Net unrealized loss on investments	138,928
Total deferred tax asset	155,882
Less: Valuation allowance	(155,882)
Net deferred taxes	$-

As of June 30, 2017, the RE Capital Fund had total net operating loss carry forwards of approximately $42,386 for federal income tax purposes available to offset future taxable income. The loss carry forwards can be carried forward 20 years and will begin to expire in 2036.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED) (CONTINUED)

A reconciliation of the federal tax rate to the RE Capital Fund’s effective income tax rate is as follows:

June 30, 2017

Tax at federal statutory rate	35.0%
State and local rate	5.0%
Total	40.0%
Valuation allowance	(40.0)%
Provision for taxes	0.0%

As of June 30, 2017, the cost basis of investment for federal income tax purposes was substantially the same as the basis per U.S. GAAP. As of June 30, 2017, gross unrealized appreciation and depreciation on investment for federal income tax purposes were $0 and $347,321, respectively.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED) (CONTINUED)

7.	Financial Highlights

The following is a schedule of financial highlights:

	For the	For the period from
	Six Months Ended	May 6, 2016 (1)
	June 30, 2017	through
	(Unaudited)	December 31, 2016
Per share data (2):
Net asset value, beginning of period	$9.07	$9.09
Results of operations
Net investment income (loss) (3)	0.06	(1.22)
Net realized and unrealized appreciation (depreciation) on investments	(0.93)	-
Net increase (decrease) in net assets resulting from operations	(0.87)	(1.22)

Shareholder distributions
Distributions	(0.05)	-
Net increase (decrease) in net assets resulting from shareholder distribution	(0.05)	-

Capital Transactions
Contribution from an affiliate (4)	0.63	1.20
Net increase in net assets resulting from capital transactions	0.63	1.20

Net asset value, end of period	$8.78	$9.07

Shares outstanding, end of period	1,356,540	11,560

Total return (5)(6)(7)	(2.67)%	(0.20)%

Ratio/Supplemental Data:
Net assets, end of period	$11,913,463	$104,882

Ratio of net investment (loss) to average net assets (8)(9)	1.36%	(21.43)%
Ratio of total operating expenses to average net assets (8)(9)	6.83%	21.40%
Portfolio turnover rate of NorthStar Real Estate Capital Income Master Fund (7)	0.00%	Not applicable

(1)	Commencement of operations
(2)	Per share data may be rounded in order to compute the ending NAV per share.
(3)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(4)	Represents voluntary additional capital contributions from NSAM. Refer to Note 4 for further details.
(5)	The total return is calculated by determining the percentage change in NAV, assuming the reinvestment of all distributions in additional shares of the RE Capital Fund at the RE Capital Fund ’s NAV per share as of the share closing date occurring on or immediately following the distribution payment date. The total return does not consider the effect of the sales load from the sale of the RE Capital Fund’s common shares.
(6)	Total return without contributions from affiliate would have been (9.65)% and (13.38)% for the six months ended June 30, 2017 and for the period from May 6, 2016 (commencement of operations) through December 31, 2016, respectively.
(7)	Not annualized
(8)	Annualized. Amounts do not include the proportionate share of expenses of the Master Fund.
(9)	Annualized. Average daily net assets for the applicable period are used for this calculation.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED) (CONTINUED)

8.	Commitments and Contingencies

In the normal course of business, the RE Capital Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The RE Capital Fund’s maximum exposure under the arrangements cannot be known; however, the RE Capital Fund expects any risk of loss to be remote.

9.	Subsequent Events

On July 13, 2017, the Board and the Master Fund’s board of trustees approved separate expense support and conditional reimbursement agreements, each dated July 13, 2017, between an affiliate of Colony NorthStar and each of the Trusts and the Master Fund (each an “Expense Support Agreement”), whereby an affiliate of Colony NorthStar agreed to reimburse the RE Capital Fund and the Master Fund for expenses. The purpose of these agreements is to seek to minimize the extent to which any portion of RE Capital Fund distributions or the Master Fund distributions, as applicable, will be characterized as a return of capital for U.S. GAAP purposes and to reduce operating expenses until the RE Capital Fund is generating net income to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

Pursuant to the Expense Support Agreements, an affiliate of Colony NorthStar will reimburse, on a quarterly basis, beginning with the quarter ending September 30, 2017, the RE Capital Fund and the Master Fund for expenses in an amount equal to the difference between the cumulative quarterly distributions paid to the RE Capital Fund’s or the Master Fund’s Shareholders, as applicable, less the RE Capital Fund’s or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income of the RE Capital Fund or the Master Fund, as applicable, minus any reimbursement payments payable to an affiliate of Colony NorthStar pursuant to this arrangement. The affiliate of Colony NorthStar’s obligation to make an expense payment shall automatically become a liability of the affiliate of Colony NorthStar and the right to such expense payment shall be an asset of the RE Capital Fund or the Master Fund, as applicable, on each day that the RE Capital Fund’s or the Master Fund’s, as applicable, net asset value is calculated.

The RE Capital Fund and the Master Fund have a conditional obligation to reimburse an affiliate of Colony NorthStar for any amounts funded by the affiliate of Colony NorthStar under the Expense Support Agreements in any calendar quarter occurring within three years of the date on which the affiliate of Colony NorthStar funded such amounts, subject to certain conditions. If such conditions do not occur within three years of such expense payment, an affiliate of Colony NorthStar is no longer entitled to reimbursement.

Other than noted above, the management of the RE Capital Fund has evaluated events and transactions through the date of financial statement issuance, and has determined that there are no material events that would require adjustments to or disclosure in the RE Capital Fund’s financial statements.

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

Supplemental Information (UNAUDITED)

June 30, 2017

Board Consideration and Approval of Amendments to the Advisory Agreements

At an in-person combined meeting (the "Meeting") of the Boards of Trustees (the “Board”) of the Master Fund and the Trusts held on February 23, 2017, the Board, including all of the trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Master Fund and the Trusts (the “Independent Trustees”), considered the approval of amendments to the Trust Advisory Agreement, RE Capital Fund-T's advisory agreement and the Master Fund Advisory Agreements (collectively, the "Advisory Agreements").

In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the amendments to the Advisory Agreements to amend the calculation of the Management Fee and Incentive Fee. In its consideration of the amendments to the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. At the Meeting, the Board, including the Independent Directors voting separately, approved the amendments to the Advisory Agreements after determining that the Advisor’s compensation, pursuant to the terms of the Advisory Agreements, would be fair and reasonable and concluded that the approval of the amendments to the Advisory Agreements would be in the best interest of the shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

At the Meeting, independent counsel also referred to the “Gartenberg Memorandum” which had been distributed to the Board in advance, outlining the legal standards applicable to the Independent Trustees under the 1940 Act with respect to the approval of the amendments to the Advisory Agreements. In addition, the Independent Trustees met at length with independent counsel, outside the presence of the Trusts' and Master Fund's management, to discuss the materials provided by the Advisor and to consider any additional questions they had of the Advisor.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the amendments to the Advisory Agreements:

Nature, Extent and Quality of Services. The Board examined the nature, scope and quality of the services to be provided by the Advisor to the Trusts and the Master Fund, including any administrative or other services. The Board considered a presentation regarding the Master Fund’s investment strategies. The Board discussed the nature of the Advisor’s operations, the quality of the Advisor’s compliance infrastructures and reviewed and considered the qualifications and the experience of their respective fund management personnel, which has been made available pursuant to staffing agreements with affiliates of Colony NorthStar. The Board concluded that the Advisor has the ability to provide a level of service consistent with the Board’s expectations and determined that their fund management personnel is well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

Performance. With respect to performance, the Board discussed the fact that the Advisor is a recently-formed company and had no data to provide with respect to other closed-end funds managed. However, the Board discussed the background and experience of the Advisor's proposed portfolio managers for the Trusts and the Advisor's investment selection and due diligence process. The Board also discussed the targeted performance of the Trusts. The Board concluded that, based on the experience of the proposed portfolio managers for the Trusts, including their extensive backgrounds in the real estate industry, the Advisor has a reasonable expectation of delivering acceptable performance to shareholders.

Fees and Expenses. The Board engaged in a lengthy discussion with the Advisor regarding the amendments to the fee arrangement for the Master Fund, including a discussion regarding both the Management Fee and the Incentive Fee. The Board noted that the Advisor was proposing to lower the management fee. The Board discussed the process by which the Advisor or its affiliates would be reimbursed for certain expenses incurred in connection with providing services to the Master Fund and the Trusts, including certain administrative services, as stipulated in the Advisory Agreements. The

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

Supplemental Information (UNAUDITED)

June 30, 2017

Board also considered comparative data with respect to advisory fees or similar expenses paid by other non-traded closed-end funds with similar investment objectives.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Master Fund. It was the consensus of the Board that based on the anticipated size of the Master Fund for the initial two years of the Advisory Agreements, economies of scale was not a relevant consideration at this time.

Profitability. The Board considered the anticipated profits to be realized by the Advisor in connection with the operation of the Trusts and whether the amount of profit is a fair entrepreneurial profit for the management of the Trusts. The Board noted that any projection of profits is speculative. The Board also considered the expected impact of the Agreements to Limit Reimbursements to the Advisor. It was noted that, pursuant to a separate Agreement to Limit Reimbursements to the Advisor with each of the Trusts, the Advisor contractually agreed that each Trust would only bear up to 1.0% of the organization and offering expenses, with any organization and offering expenses beyond that limitation to be absorbed by the Advisor. The Board concluded that each of the Advisor’s expected level of profitability from their respective relationships with the Trusts was not expected to be excessive in light of the advisory, administrative and other services to be provided to the Trusts.

Other Benefits. The Board also considered other benefits received by the Advisor and its affiliates as a result of their proposed relationships with the Trusts. The Board determined that they did not regard any other benefits as excessive.

Conclusion. The Board approved the amendments to the Advisory Agreements. The Board’s decision to approve the Advisory Agreements reflects the exercise of its business judgment to enter into such agreements.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The RE Capital Fund has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The RE Capital Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The RE Capital Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The RE Capital Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the RE Capital Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling collect at (212) 547-2600, toll-free 877-940-8777, or on the SEC’s website at http://www.sec.gov. Information regarding how the RE Capital Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 877-940-8777, or on the SEC’s website at http://www.sec.gov. Shareholders may obtain a copy of the RE Capital Fund’s proxy voting policies and procedures upon request and without charge by calling the RE Capital Fund or on the SEC’s website at http://www.sec.gov.

Additional Information

The RE Capital Fund’s registration statement includes additional information about the Trustees of the RE Capital Fund. Registration statement is available, without charge, upon request by calling the RE Capital Fund toll free at 877-940-8777.

NorthStar Real Estate Capital Income Master Fund

Unaudited Schedule of Investments

As of June 30, 2017

Security	Rate	Maturity Date	Face Amount	Amortized Cost (a)	Amortized Cost as a % of Face Amount	Fair Value
Commercial Mortgage-Backed Securities ("CMBS") — 122.8%
Bank of America Commercial Mortgage Trust 2015, Series 2015-UBS 7, Class D	3.17%	9/15/2048	$2,645,000	$2,159,395	81.6%	$2,118,702	(b)
Bank of America Commercial Mortgage Trust Series 2016-UB10, Class D	3.00%	7/15/2049	80,000	59,198	74.0%	60,856	(b)
Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class D	3.25%	2/15/2050	40,000	32,370	80.9%	32,530	(b)
CD Commercial Mortgage Trust, Series 2017-CD3, Class D	3.25%	2/10/2050	6,030,000	5,077,104	84.2%	4,950,466	(b)
COMM Mortgage Trust, Series UBS5, Class D	3.50%	9/10/2047	3,000,000	2,277,337	75.9%	2,276,157	(b)
Deutsche Bank Commercial Mortgage Trust, Series M 2016-C1, Class D	3.50%	5/10/2049	116,000	95,609	82.4%	94,576	(b)
Deutsche Bank Commercial Mortgage Trust, Series M 2016-C1, Class E	3.25%	5/10/2049	180,000	112,736	62.6%	116,666	(b)
GS Mortgage Securities Trust, Series 2017-GS5, Class D	3.51%	3/10/2050	4,500,000	3,830,085	85.1%	3,773,798	(b)
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class D	3.40%	3/15/2050	150,000	126,339	84.2%	121,771	(b)
Total CMBS (Amortized Cost - $13,770,173)						13,545,522

Real Estate Investment Trust ("REIT") — 0.0%
NS Capital Income Master Fund REIT, Inc. (c) (Cost - $100)(a)						-

TOTAL INVESTMENTS — 122.8%						$13,545,522
OTHER ASSETS AND LIABILITES- NET — (22.8%)						(2,514,795)
NET ASSETS — 100.0%						$11,030,727

(a)	Also represents cost for federal income tax purposes.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyer.
(c)	At June 30, 2017, the Master Fund owned more than 25% of the voting securities of NorthStar Capital Income Master Fund REIT, Inc. (the “REIT Subsidiary”), thereby making the REIT Subsidiary a controlled affiliate, as defined by the 1940 Act, of the Master Fund. As of June 30, 2017, the REIT Subsidiary owned by the Master Fund (including investments in controlled affiliates) had no value.

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Master Fund

 Unaudited Statement of Assets and Liabilities

As of
June 30, 2017
Assets
Cash and cash equivalents	$109,025
Unaffiliated investments, at fair value (Amortized cost $13,770,173)	13,545,522
Affiliated investment, at fair value (Cost $100)	-
Interest receivable	40,426
Total assets	13,694,973

Liabilities
Payable for investments purchased	2,255,003
Administrative services expenses payable	193,892
Accounting and administrative fee payable	72,040
Professional fees payable	69,783
Distributions payable	46,518
Management fee payable	10,756
Other liabilities and accrued expenses	16,254
Total liabilities	2,664,246
Net assets	$11,030,727

Commitments and contingencies (Note 10)

Composition of net assets
Common shares, $0.001 par value per share, unlimited shares authorized, 1,895,063 shares issued and outstanding	$1,895
Paid-in-capital in excess of par value	12,056,420
Accumulated net investment loss	(802,837)
Net unrealized depreciation on investments	(224,751)
Net assets	$11,030,727

Net asset value per common share, at period end	$5.82

Refer to notes to accompanying financial statements.

 NorthStar Real Estate Capital Income Master Fund

 Unaudited Statement of Operations

For the
Six Months Ended
June 30, 2017
Investment income
Interest income	$35,476
Total investment income	35,476

Operating expenses
Administrative services expenses	138,094
Trustees' fees	129,500
Accounting and administrative fees	124,315
Professional fees	76,169
Management fees	10,756
Other expenses	13,431
Total expenses	492,265
Net investment loss	(456,789)

Unrealized loss
Net change in unrealized depreciation on investments	(224,651)
Total net unrealized depreciation on investments	(224,651)
Net decrease in net assets resulting from operations	$(681,440)

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Master Fund

Statements of Changes in Net Assets

	For the	For the period from
	Six Months Ended	May 6, 2016*
	June 30, 2017	through
	(Unaudited)	December 31, 2016
Operations:
Net investment loss	$(456,789)	$(346,048)
Net change in unrealized depreciation on investments	(224,651)	(100)
Net decrease in net assets resulting from operations	(681,440)	(346,148)

Shareholder distributions
Distributions to shareholders	(46,518)	-
Net decrease in net assets resulting from shareholder distributions	(46,518)	-

Capital transactions
Issuance of common shares (Note 3)	10,105,085	2,000,100
Offering costs	(352)	-
Net increase in net assets resulting from capital transactions	10,104,733	2,000,100

Total increase in net assets	9,376,775	1,653,952
Net assets at beginning of period	1,653,952	-
Net assets at end of period	$11,030,727	$1,653,952
Accumulated net investment loss	$(802,837)	$(346,048)

*	Commencement of operations

Refer to notes to accompanying financial statements.

NorthStar Real Estate Capital Income Master Fund

Unaudited Statement of Cash Flows

For the
Six Months Ended
June 30, 2017
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(681,440)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(13,763,445)
Accretion of discount	(6,728)
Net change in unrealized depreciation on investments	224,651

(Increase) decrease in operating assets and liabilities:
Interest receivable	(40,426)
Payable for investments purchased	2,255,003
Administrative services expenses payable	138,094
Accounting and administrative fees payable	72,040
Management fee payable	10,756
Professional fees payable	6,169
Other liabilities and accrued expenses	8,093
Net cash provided by (used in) operating activities	(11,777,233)

Cash flows from financing activities
Issuance of common shares (Note 3)	10,104,733
Net cash provided by (used in) financing activities	10,104,733
Net increase (decrease) in cash	(1,672,500)
Cash, beginning of period	1,781,525
Cash, end of period	$109,025

Refer to notes to accompanying financial statements.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

1.	Business and Organization

NorthStar Real Estate Capital Income Master Fund (the “Master Fund”) was organized as a Delaware statutory trust on October 2, 2015. The Master Fund’s primary investment objectives are to generate attractive and consistent income through cash distributions and preserve and protect shareholders’ capital, with a secondary objective of capital appreciation.

The Master Fund commenced operations on May 6, 2016, when the registration statements of NorthStar Real Estate Capital Income Fund (the “RE Capital Fund”) and NorthStar Real Estate Capital Income Fund-T (“RE Capital Fund-T”) (collectively, the “Trusts”), whose principal investment strategy is identical to the Master Fund, were declared effective by the Securities and Exchange Commission (the “SEC”).

The Master Fund is externally managed by CNI RECF Advisors, LLC (the “Advisor”), a Delaware limited liability company, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Prior to January 11, 2017, the Master Fund was externally managed by an affiliate of NorthStar Asset Management Group Inc. (NYSE: NSAM) (“NSAM”). Effective January 10, 2017, NSAM completed its previously announced merger (the “Merger”) with Colony Capital, Inc. (“Colony”) and NorthStar Realty Finance Group (“NorthStar Realty”) to create Colony NorthStar, Inc. (“Colony NorthStar”). As a result of the merger, Colony NorthStar became an internally-managed equity real estate investment trust (“REIT”), with a diversified real estate and investment management platform and publicly-traded on the NYSE under the ticker symbol “CLNS.” Colony NorthStar manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, non-traded and traded REITS and registered investment companies. In addition, following the Merger, the Advisor (formerly NSAM B-RECF Ltd., an affiliate of NSAM), became a subsidiary of Colony NorthStar.

Pursuant to an advisory agreement (the “Master Fund Advisory Agreement”), the Advisor oversees the management of the Master Fund’s activities, including investment strategies, investment goals, asset allocation, asset management, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Master Fund’s portfolios, subject to the oversight of the Master Fund’s Board of trustees (the “Board”). The Advisor also provides certain other administrative services, including marketing, investor relations and certain accounting services and maintenance of certain books and records on behalf of the Master Fund. The Advisor also furnishes the Master Fund with office facilities and equipment and provides clerical services to the Master Fund. In addition, the Advisor performs the calculation and publication of the Master Fund’s net asset value (“NAV”), and oversees the preparation and filing of the Master Fund’s tax returns, the payment of the Master Fund’s expenses and the performance oversight of various third party service providers.

The Master Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes, or a so-called Subchapter C corporation for the taxable period ending December 31, 2017. The Master Fund intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) beginning with the taxable year ending December 31, 2018. Refer to Note 2, “Summary of Significant Accounting Policies- Income Taxes” for further details.

On January 9, 2017, the Master Fund and the Trusts entered into an administration agreement (the “Administration Agreement”) with ALPS Fund Services, Inc. (“ALPS” or the “Administrator”). ALPS, and/or its affiliates are responsible for, but not limited to, (i) maintaining financial books and records of the Master Fund and Trusts, (ii) providing administration services, and (iii) performing other accounting and clerical services as necessary in connection with the administration of the Master Fund and the Trusts.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited financial statements of the Master Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information. Accordingly, the accompanying unaudited financial statements do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair statement have been included. Operating results for the six months ended June 30, 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2017. The Master Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

Use of Estimates

The preparation of the Master Fund’s unaudited financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

Cash and cash equivalents

As of June 30, 2017, cash represents cash held in custody at MUFG Union Bank, N.A. in a bank deposit account that, at times, may exceed federally insured limits.

Valuation of Portfolio Investments

The Master Fund determines the fair value of its investment portfolio as of the close of each regular trading session of the NYSE. The Master Fund will calculate the NAV of its common shares of beneficial interest, by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the Master Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Master Fund. The Master Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Board has approved the Master Fund’s Valuation Policies and Procedures (the “Valuation Policies and Procedures”) as amended from time to time, and the formation of a valuation committee (the “Valuation Committee”) that consists of personnel from the Advisor whose membership on the Valuation Committee was approved by the Board. The Valuation Committee values the Master Fund’s assets in good faith pursuant to the Valuation Policies and Procedures and applies a consistent valuation process, which was developed and approved by the Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value as provided by an independent pricing source. In circumstances where market quotes are not readily available, the Board has adopted the Valuation Policies and Procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the audit committee of the Board reviews the valuation determination made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s Valuation Policies and Procedures. The Board reviews and ratifies such value determinations.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

ASC Topic 820, Fair Value Measurements and Disclosure, (“ASC Topic 820”), issued by the FASB clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Refer to Note 5, “Investment Portfolio” for further discussion on fair value measurement. In accordance with ASC Topic 820, when determining the fair value of an asset or liability, the Valuation Committee seeks to determine the price that would be received from the sale of the asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, independent third party pricing vendors, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Master Fund’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Master Fund’s financial statements.

As the Master Fund raises and invests additional capital, it expects that the portfolio will primarily consist of investments that are not actively traded in the market and for which quotation may not be available. For purposes of calculating NAV, the Valuation Committee will use the following valuation methods:

Investments where a market price is readily available:

Generally, the value of any equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Securities that carry certain restrictions on sale will typically be valued at a discount from the market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Valuation Committee.

Investments where a market price is not readily available:

For investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Master Fund will value such investments at fair value as determined in good faith by the Board, with assistance from the Valuation Committee, in accordance with the Master Fund’s Valuation Policies and Procedures.

In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

Revenue Recognition

Security transactions are accounted for on their trade date. For commercial real estate (“CRE”) related debt investments, including first mortgage loans, subordinate mortgage and mezzanine loans, participations in such loans and interest income on such investments is recognized on an accrual basis and any related premium, discount, origination costs and fees are amortized over the life of the investment using the effective interest method. The amortization is reflected as an adjustment to interest income in the statement of operations. For CRE related securities which include commercial mortgage-back securities (“CMBS”), unsecured debt of publicly-traded REITs, interest income on such investments is recognized using the effective interest method with any premium or discount amortized or accreted through earnings based on expected cash flow through the expected maturity date of the security. Changes to expected cash flow may result in a change to the yield which is then applied retrospectively for high-credit quality securities that cannot be prepaid or otherwise settled in such a way that the holder would not recover substantially all of the investment or prospectively for all other securities to recognize interest income. The Master Fund will record dividend income on the ex-dividend date. The Master Fund will not accrue interest or dividends on loans and securities as a receivable if there is reason to doubt the collectability of such income. Loan

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

origination fees, original issue discount, and market discount (premium) will be capitalized and such amounts will be accreted (amortized) as interest income (expense) over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issuance discount will be recorded as interest income. The Master Fund will record prepayment premiums on loans and securities as interest income when it receives such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments will be calculated by using the specific identification method. The Master Fund will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment including any unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period.

Organization and Offering Costs

Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Master Fund’s organization. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the Master Fund’s Registration Statement on Form N-2 related to the offering of its common shares.

Pursuant to the Master Fund’s Advisory Agreement, the Advisor and its affiliates are entitled to receive reimbursement for costs each has paid on behalf of the Master Fund in connection with the offering. The Master Fund will be obligated to reimburse the Advisor and its affiliates, as applicable, for organization and offering costs (“O&O Costs”) to a limit of 1.0% of the aggregate proceeds from the offering, after the payment of selling commissions and dealer manager fees. The Master Fund estimates that the O&O Costs of the Master Fund will be de minimis as Master Fund shares are not being offered directly to the public. The Master Fund records O&O Costs each period based upon an allocation determined by the expectation of total O&O Costs to be reimbursed. The offering costs incurred directly by the Master Fund are accounted for as a deferred charge and are amortized over 12 months on a straight-line basis. Organization costs incurred directly by the Master Fund are expensed as incurred. As of June 30, 2017, the Advisor incurred approximately $0.4 million of O&O Costs on behalf of the Master Fund. For the six months ended June 30, 2017, approximately $10.1 million of gross proceeds were raised in connection with the offering and a de minimis amount of O&O Costs were allocated to the Master Fund.

Income Taxes

The Master Fund intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code beginning with the taxable year ending December 31, 2018. To maintain qualification as a RIC, the Master Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of its “investment company taxable income” and its net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Master Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Master Fund intends to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income, if any, and net capital gains, if any, on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The Master Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98.0% of net ordinary income, if any, and 98.2% of any capital gain net income, if any.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

For the taxable period ending December 31, 2017, the Master Fund intends to file its federal income tax return as a regular corporation for U.S. federal income tax purposes, or a so-called Subchapter C-corporation. If applicable, the Master Fund will record any applicable income tax expense or benefit on its statement of operations or deferred tax assets and liabilities on its statement of assets and liabilities. Refer to Note 7, “Income Tax Information” for further details.

Uncertainty in Income Taxes

The Master Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. For the six months ended June 30, 2017, the Master Fund did not incur any interest or penalties.

Distributions

Distributions to the Master Fund’s shareholders are recorded as of the record date. On May 18, 2017, the Master Fund declared its initial daily distribution of $0.001643836, or an annualized rate of $0.60, per share. The distribution will be accrued daily and payable monthly for the months of June, July, August and September of 2017. Refer to Note 6, “Distributions” for further details. Distributions are payable on the first business day of the following month. From time to time, the Master Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed.

3.	Share Transactions

Common shares of the Master Fund are issued solely to the Trusts in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. Below is a summary of the Master Fund’s transactions:

	Six Months Ended June 30, 2017		For the period from May 6, 2016* through December 31, 2016
Gross Proceeds from Issurance of Common Shares	Shares	Amount	Shares	Amount

NorthStar Real Estate Capital Income Fund	1,650,819	$9,955,085	-	$-
NorthStar Real Estate Capital Income Fund-T	22,011	150,000	-	-
Affiliate of Colony NorthStar	-	-	222,233	2,000,100
Total	1,672,830	$10,105,085	222,233	$2,000,100

*	Commencement of operations

The Master Fund will repurchase common shares held by the RE Capital Fund and RE Capital Fund-T to the extent necessary to accommodate repurchase requests under each Trust’s share repurchase program. During the six months ended June 30, 2017 and the period from May 6, 2016 (commencement of operations) through December 31, 2016, the Master Fund did not repurchase any of its common shares in connection with the Trusts’ share repurchase programs.

4.	Related Party Transactions

Management Fee

Pursuant to the Master Fund Advisory Agreement, and in consideration of the advisory services provided by the

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

Advisor to the Master Fund, the Advisor is entitled to a fee consisting of two components — the management fee (“Management Fee”) and the incentive fee (“Incentive Fee”).

The Trusts will not incur a separate Management Fee or Incentive Fee under the Trusts’ advisory agreements for so long as the Trusts have a policy to invest all or substantially all of their net assets in the Master Fund, but the Trusts and shareholders will be indirectly subject to the Management Fee and Incentive Fee incurred by the Master Fund.

On February 23, 2017, the Board approved an amendment to the Master Fund Advisory Agreement for the calculation of the Management fee. The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.25% of the Master Fund’s average daily net assets. Prior to February 23, 2017, the Management Fee was calculated and payable quarterly in arrears at the annual rate of 2.0% of the Master Fund’s average gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters (and, in the case of the Master Fund’s first quarter, the gross assets excluding cash and cash equivalents of such quarter-end).

The Management Fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as the Advisor may determine. The Management Fee for any partial quarter will be appropriately prorated. For the six months ended and as of June 30, 2017, management fees incurred and payable were $10,756.

Incentive Fee

On February 23, 2017, the Board approved an amendment to the Advisory Agreement for the calculation of the Incentive Fee. The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed calendar quarter, of 1.50%, subject to a “catch-up” feature.

As a result of the amendment, the calculation of the Incentive Fee for each quarter will be as follows:

•	No Incentive Fee will be payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%;

•	100.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.715% in any calendar quarter will be payable to the Advisor. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the quarterly hurdle rate but is less than or equal to 1.715% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 12.5% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 1.715% in any calendar quarter; and

•	12.5% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 1.715% in any calendar quarter is payable to the Advisor once the quarterly hurdle rate is reached and the catch-up is achieved (12.5% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor).

For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Master Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to the Advisor under the Master Fund’s Advisory Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the offering and organization expenses and the Incentive Fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Master Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Master Fund from the sale of Master Fund shares (including pursuant to the Master Fund’s distribution reinvestment plan), reduced by distributions to investors that represent a return of capital and amounts paid in connection with repurchases of Master Fund shares pursuant to the Master Fund’s share repurchase program.

Prior to February 23, 2017, the Incentive Fee was calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and was subject to a hurdle rate, measured quarterly and expressed as a rate of return on the Master Fund’s “adjusted capital” at the beginning of the most recently completed quarter, equal to 1.75% per quarter, subject to a “catch-up” feature. The calculation of the Incentive Fee prior to the amendment in February 2017 was as follows:

•	No Incentive Fee will be payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%;

•	100.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter will be payable to the Advisor. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the quarterly hurdle rate but is less than or equal to 2.1875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 20.0% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 2.1875% in any calendar quarter; and

•	20.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter is payable to the Advisor once the quarterly hurdle rate is reached and the catch-up is achieved (20.0% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor).

For the six months ended June 30, 2017, no incentive fee was incurred.

Reimbursement of Operating Expenses

The Advisor is to be reimbursed by the Master Fund, as applicable, for actual costs incurred in connection with providing administrative services to the Master Fund. Allocation of the cost of such services to the Master Fund may be based on objective factors such as total assets, revenues and/or time allocations. For the six months ended and as of June 30, 2017, the amount of administrative services expenses incurred and payable was $138,094 and $193,892, respectively.

Support Agreements

Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and an affiliate of Colony NorthStar, an affiliate of Colony NorthStar has agreed to purchase up to $10.0 million in Master Fund shares, at the current NAV per Master Fund share, of which $2.0 million was contributed to the Master Fund as seed capital investments. During any month when the Distribution Support Agreement is effective, if the cash distributions exceed the net investment income for such month (“Distribution Shortfall”), an affiliate of Colony NorthStar will purchase shares required in order to cover the Distribution Shortfall up to an amount equal to a 6.0% cumulative, non-compounded annual return on the Master Fund’s shareholders’ invested capital prorated for such month.

Effective July 1, 2017, pursuant to an expense support agreement (the “Expense Support Agreement”) entered into between the Master Fund and an affiliate of Colony NorthStar, an affiliate of Colony NorthStar will reimburse, on a quarterly basis, the Master Fund for expenses to seek to ensure that the Master Fund bears a reasonable level of expenses in relation to its income. Accordingly, the Distribution Support Agreement will be utilized in the event the

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

Expense Support Agreement is terminated. Refer to Note 11, “Subsequent Events” for further details.

Notwithstanding an affiliate of Colony NorthStar’s obligations pursuant to the Expense Support Agreement and the Distribution Support Agreement, the Master Fund will not be required to pay distributions to the Master Fund shareholders, including the Trusts. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. The Distribution Support Agreement expires at the earlier of: a) two years from the date on which either of the Trusts, or another investment company registered under the 1940 Act which has a principal investment strategy of investing substantially all of its assets in the Master Fund, first commences an offering; or b) the date upon which neither the Advisor nor its affiliate is serving as the Master Fund’s Advisor. For the six months ended June 30, 2017, there was no expense support or distribution support provided by an affiliate of Colony NorthStar.

Capital Contribution by Colony NorthStar

Prior to commencement of operations, an affiliate of Colony NorthStar contributed $2,000,100 to purchase 222,233 common shares of the Master Fund at $9.00 per share.

5.	Investment Portfolio

The following table summarizes the composition of the Master Fund’s investment portfolio at cost and fair value as of June 30, 2017:

	June 30, 2017
	Amortized Cost (1)	Fair Value	Percentage of Portfolio
CMBS	$13,770,173	$13,545,522	100%
REIT Subsidiary	100	-	-
	$13,770,273	$13,545,522	100%

(1) Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

During the six months ended June 30, 2017, purchases of securities aggregated $13,763,445. During the six months ended June 30, 2017, there were no sales of securities.

Under ASC Topic 820, fair value is defined as the price that the Master Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC Topic 820 emphasizes that valuation techniques should maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Master Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Master Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1	−	observable inputs such as quoted prices in active markets;

Level 2	−	includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

Level 3	−	unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of June 30, 2017, the Master Fund’s investments were categorized as follows in the fair value hierarchy:

Assets:	Level 1	Level 2	Level 3	Total
CMBS	$-	$13,545,522	$-	$13,545,522
REIT Subsidiary (1)	-	-	-	-
	$-	$13,545,522	$-	$13,545,522

(1) Represents the Master Fund's investment in the REIT Subsidiary, which is classified as a Level 3 investment.

The Master Fund’s investments as of June 30, 2017 consisted primarily of CMBS. The Master Fund valued its performing investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. For non-performing or distressed investments, if any, the Master Fund will value such investments by using the bid price. There were no non-performing or distressed investments as of June 30, 2017.

The Master Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers against the actual prices at which the Master Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Master Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsors, the Master Fund believes that these prices are reliable indicators of fair value. The Master Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Master Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Master Fund purchases and sells its investments. The Master Fund’s Valuation Committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Master Fund’s valuation process.

There were no transfers between levels during the six months ended June 30, 2017.

There were no purchases or sales of level three investments during the six months ended June 30, 2017.

6.	Distributions

The following table reflects the distributions declared by the Board for the Master Fund’s common shares during the six months ended June 30, 2017.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

	Distribution
Period	Per Share(1)	Amount

For the six months ended June 30, 2017 (2)	$0.0493	$46,518

(1) Based on the weighted average shares outstanding during June 2017.

(2) On May 10, 2017, the Board declared daily distributions at an annual rate of $0.60 per common share for the period from June 1, 2017 through July 13, 2017 and at an annual rate of $0.42 per common shares from July 14, 2017 through September 30, 2017. Refer to Note 11, "Subsequent Events" for further details.

The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board. During the period from May 6, 2016 (commencement of operations) through December 31, 2016, distributions were neither declared nor paid.

The Master Fund expects that for a period of time, which time period may be significant, substantial portions of the Master Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by Colony NorthStar that may be subject to repayment by the Master Fund within three years. The purpose of this arrangement is to seek to minimize the extent to which any portion of the Fund’s distributions to shareholders will be paid from offering proceeds. Any such distributions funded through support payments or waivers of advisory fees are not based on the Master Fund’s investment performance and the Master Fund’s distributions can only be sustained if the Master Fund achieves positive investment performance in future periods and/or Colony NorthStar continues to make such payments. The Master Fund’s future repayments of amounts reimbursed by Colony NorthStar will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Master Fund will achieve the performance necessary to sustain its distributions or that the Master Fund will be able to pay distributions at a specific rate or at all.

7.	Income Tax Information

The components of the deferred tax asset as of June 30, 2017, for the Master Fund as a C-corporation, consist of the following:

June 30, 2017

Deferred tax asset
Net loss carryforwards	$321,175
Net unrealized loss on investments	89,860
Total deferred tax asset	411,035
Less: Valuation allowance	(411,035)
Net deferred taxes	$-

As of June 30, 2017, the Master Fund had total net operating loss carry forwards of $802,937 for federal income tax purposes available to offset future taxable income. The loss carry forwards can be carried forward 20 years and will begin to expire in 2036.

A reconciliation of the federal tax rate to the Master Fund’s effective income tax rate is as follows:

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

June 30, 2017

Tax at federal statutory rate	35.0%
State and local rate	5.0%
Total	40.0%
Valuation allowance	(40.0)%
Provision for taxes	0.0%

As of June 30, 2017, the cost basis of investments for Federal income tax purposes was substantially the same as the basis per U.S. GAAP. As of June 30, 2017, gross unrealized appreciation and depreciation on investments for federal income tax purposes were $5,748 and $230,399, respectively.

8.	Investment in the REIT Subsidiary

On March 31, 2016, the Master Fund invested $100 in the REIT Subsidiary to fund its initial capitalization. The REIT Subsidiary was formed on February 3, 2016 as a Maryland corporation and intends to qualify as a REIT for the taxable period ending December 31, 2018. The REIT Subsidiary, an affiliate of Colony NorthStar, intends to invest, through wholly owned special purpose vehicles, in certain direct and indirect equity investments in CRE properties and it may also invest in CRE debt and securities. As of June 30, 2017, the REIT Subsidiary is a Level 3 investment in accordance with ASC 820 and has no value.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

9.	Financial Highlights

The following is a schedule of financial highlights:

	For the	For the period from
	Six Months Ended	May 6, 2016 (1)
	June 30, 2017	through
	(Unaudited)	December 31, 2016
Per share data (2):
Net asset value, beginning of period	$7.44	$9.00
Results of operations
Net investment loss (3)	(1.26)	(1.56)
Net realized and unrealized appreciation (depreciation) on investments	(0.31)	-
Net increase (decrease) in net assets resulting from operations	(1.57)	(1.56)

Shareholder distributions
Distributions	(0.05)	-
Net decrease in net assets resulting from shareholder distribution	(0.05)	-
Net asset value, end of period	$5.82	$7.44

Shares outstanding, end of period	1,895,063	222,233

Total return (4)(5)	(21.13)%	(17.30)%

Ratio/Supplemental Data:
Net assets, end of period	$11,030,727	$1,653,952

Ratio of net investment (loss) to average net assets (6)	(39.44)%	(28.38)%
Ratio of total operating expenses to average net assets (6)	42.51%	28.39%
Portfolio turnover rate (5)	0.00%	Not applicable

(1)	Commencement of operations
(2)	Per share data may be rounded in order to compute the ending net asset value per share.
(3)	The per share data was derived by using the average number of common shares outstanding during the applicable period.
(4)	Total return is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Master Fund at the Master Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date.
(5)	Not annualized
(6)	Annualized. Average daily net assets for the applicable period are used for this calculation.

10.	Commitments and Contingencies

In the normal course of business, the Master Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under the arrangements cannot be known; however, the Master Fund expects any risk of loss to be remote.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(UNAUDITED)

11.	Subsequent Events

On July 13, 2017, the Board approved separate expense support and conditional reimbursement agreements, each dated July 13, 2017, between an affiliate of Colony NorthStar and each of the Trusts and the Master Fund (each an “Expense Support Agreement”), whereby an affiliate of Colony NorthStar agreed to reimburse the Trusts and the Master Fund for expenses. The purpose of these agreements is to seek to minimize the extent to which any portion of Trusts’ distributions or Master Fund’s distributions, as applicable, will be characterized as a return of capital for U.S. GAAP purposes and to reduce operating expenses until the Trusts are generating net income to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

Pursuant to the Expense Support Agreements, an affiliate of Colony NorthStar will reimburse, on a quarterly basis, beginning with the quarter ending September 30, 2017, the Trusts and the Master Fund for expenses in an amount equal to the difference between the cumulative quarterly distributions paid to the Trust’s or the Master Fund’s Shareholders, as applicable, less the Trusts’ or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income of the Trusts or the Master Fund, as applicable, minus any reimbursement payments payable to an affiliate of Colony NorthStar pursuant to this arrangement. The affiliate of Colony NorthStar’s obligation to make an expense payment shall automatically become a liability of the affiliate of Colony NorthStar and the right to such expense payment shall be an asset of the Trusts or the Master Fund, as applicable, on each day that the Trusts’ or the Master Fund’s, as applicable, net asset value is calculated.

The Trusts and the Master Fund have a conditional obligation to reimburse an affiliate of Colony NorthStar for any amounts funded by the affiliate of Colony NorthStar under the Expense Support Agreements in any calendar quarter occurring within three years of the date on which the affiliate of Colony NorthStar funded such amounts, subject to certain conditions. If such conditions do not occur within three years of such expense payment, the affiliate of Colony NorthStar is no longer entitled to reimbursement.

On July 13, 2017, the Board approved a change in the Master Fund’s daily distribution rate per share to $0.001150685, representing an annual rate of $ $0.42, for (i) the period from July 14 to July 31, 2017, (ii) the full month of August 2017, and (iii) the full month of September 2017. On August 17, 2017, the Board declared daily distributions at an annualized rate of $0.42 per common share from October 1, 2017 through December 31, 2017.

Other than noted above, the management of the Master Fund has evaluated events and transactions through the date of financial statement issuance and has determined that there are no material events that would require adjustments to or disclosure in the Master Fund’s financial statements.

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

Supplemental Information (UNAUDITED)

June 30, 2017

Board Consideration and Approval of Amendments to the Advisory Agreements

At an in-person combined meeting (the "Meeting") of the Boards of Trustees (the “Board”) of the Master Fund and the Trusts held on February 23, 2017, the Board, including all of the trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Master Fund and the Trusts (the “Independent Trustees”), considered the approval of amendments to the Trust Advisory Agreement, RE Capital Fund-T's advisory agreement and the Master Fund Advisory Agreements (collectively, the "Advisory Agreements").

In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the amendments to the Advisory Agreements to amend the calculation of the Management Fee and Incentive Fee. In its consideration of the amendments to the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. At the Meeting, the Board, including the Independent Directors voting separately, approved the amendments to the Advisory Agreements after determining that the Advisor’s compensation, pursuant to the terms of the Advisory Agreements, would be fair and reasonable and concluded that the approval of the amendments to the Advisory Agreements would be in the best interest of the shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

At the Meeting, independent counsel also referred to the “Gartenberg Memorandum” which had been distributed to the Board in advance, outlining the legal standards applicable to the Independent Trustees under the 1940 Act with respect to the approval of the amendments to the Advisory Agreements. In addition, the Independent Trustees met at length with independent counsel, outside the presence of the Trusts' and Master Fund's management, to discuss the materials provided by the Advisor and to consider any additional questions they had of the Advisor.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the amendments to the Advisory Agreements:

Nature, Extent and Quality of Services. The Board examined the nature, scope and quality of the services to be provided by the Advisor to the Trusts and the Master Fund, including any administrative or other services. The Board considered a presentation regarding the Master Fund’s investment strategies. The Board discussed the nature of the Advisor’s operations, the quality of the Advisor’s compliance infrastructures and reviewed and considered the qualifications and the experience of their respective fund management personnel, which has been made available pursuant to staffing agreements with affiliates of Colony NorthStar. The Board concluded that the Advisor has the ability to provide a level of service consistent with the Board’s expectations and determined that their fund management personnel is well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

Performance. With respect to performance, the Board discussed the fact that the Advisor is a recently-formed company and had no data to provide with respect to other closed-end funds managed. However, the Board discussed the background and experience of the Advisor's proposed portfolio managers for the Trusts and the Advisor's investment selection and due diligence process. The Board also discussed the targeted performance of the Trusts. The Board concluded that, based on the experience of the proposed portfolio managers for the Trusts, including their extensive backgrounds in the real estate industry, the Advisor has a reasonable expectation of delivering acceptable performance to shareholders.

Fees and Expenses. The Board engaged in a lengthy discussion with the Advisor regarding the amendments to the fee arrangement for the Master Fund, including a discussion regarding both the Management Fee and the Incentive Fee. The Board noted that the Advisor was proposing to lower the management fee. The Board discussed the process by which the Advisor or its affiliates would be reimbursed for certain expenses incurred in connection with providing services to the

NORTHSTAR REAL ESTATE CAPITAL INCOME MASTER FUND

Supplemental Information (UNAUDITED)

June 30, 2017

Master Fund and the Trusts, including certain administrative services, as stipulated in the Advisory Agreements. The Board also considered comparative data with respect to advisory fees or similar expenses paid by other non-traded closed-end funds with similar investment objectives.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Master Fund. It was the consensus of the Board that based on the anticipated size of the Master Fund for the initial two years of the Advisory Agreements, economies of scale was not a relevant consideration at this time.

Profitability. The Board considered the anticipated profits to be realized by the Advisor in connection with the operation of the Trusts and whether the amount of profit is a fair entrepreneurial profit for the management of the Trusts. The Board noted that any projection of profits is speculative. The Board also considered the expected impact of the Agreements to Limit Reimbursements to the Advisor. It was noted that, pursuant to a separate Agreement to Limit Reimbursements to the Advisor with each of the Trusts, the Advisor contractually agreed that each Trust would only bear up to 1.0% of the organization and offering expenses, with any organization and offering expenses beyond that limitation to be absorbed by the Advisor. The Board concluded that each of the Advisor’s expected level of profitability from their respective relationships with the Trusts was not expected to be excessive in light of the advisory, administrative and other services to be provided to the Trusts.

Other Benefits. The Board also considered other benefits received by the Advisor and its affiliates as a result of their proposed relationships with the Trusts. The Board determined that they did not regard any other benefits as excessive.

Conclusion. The Board approved the amendments to the Advisory Agreements. The Board’s decision to approve the Advisory Agreements reflects the exercise of its business judgment to enter into such agreements.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Master Fund has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Form N-Q Filings

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Master Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling collect at (212) 547-2600, toll-free 877-940-8777, or on the SEC’s website at http://www.sec.gov. Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 877-940-8777, or on the SEC’s website at http://www.sec.gov. Shareholders may obtain a copy of the Master Fund’s proxy voting policies and procedures upon request and without charge by calling the Master Fund or on the SEC’s website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about the trustees of the Master Fund. Registration statement is available, without charge, upon request by calling the Master Fund toll free at 877-940-8777.

CORPORATE DIRECTORY BOARD OF TRUSTEES INTERESTED TRUSTEES Daniel R. Gilbert Chairman of the Board, Chief Executive Officer & President Head of Retail Platform of Colony NorthStar. Inc. Interested Trustee Brett S. Klein Chief Operating Officer Interested Trustee INDEPENDENT TRUSTEES Dianne P. Hurley Lead Independent Trustee Daniel J. Altobello Independent Trustee Gergory A. Samay Independent Trustee EXECUTIVE OFFICERS Daniel R. Gilbert Chairman of the Board, Chief Executive Officer & President Frank V. Saracino Chief Financial Officer & Treasurer Brett S. Klein Chief Operating Officer Sandra M. Forman General Counsel, Chief Compliance Officer & Secretary CORPORATE HEADQUARTERS 399 Park Avenue, 18th Floor New York, NY 10022 212.547.2600 NorthStarSecurities.com/CREfund TRANSFER AGENT DST Systems, Inc. 430 W. 7th Street Kansas City, MO 64105 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Pricewaterhouse Coopers LLP New York, NY LEGAL COUNSEL Clifford Chance US LLP New York, NY CUSTODIAN MUFG Union Bank, N.A. 350 California Street, Suite 2018 San Francisco, CA 94104 EXCLUSIVE WHOLESALE MARKETING AGENT NorthStar Securities, LLC 5299 DTC Boulevard, Suite 900 Greenwood Village, CO 80111 DISTRIBUTOR ALPS Distributors, Inc. 1290 Broadway, #1100 Denver, CO 80203

NorthStar Real Estate Capital Income Fund 399 Park Avenue, 18th Floor New York, NY 10022 877.940.8777 Tel 303.648.5142 Fax NorthStarSecurities.com/CREfund

Item 2. Code of Ethics.

Not applicable to this semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report on Form N-CSR.

Item 6. Investments.

(a)	The Master Fund’s unaudited schedule of investments as of June 30, 2017 is included as part of the Semi-Annual Report included in Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this semi-annual report on Form N-CSR.

(b)	Not applicable to this semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following table provides information concerning purchases of RE Capital Fund’s Class A common shares, par value $0.001 per share, during the six months ended June 30, 2017.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet be Purchased Under the Plans or Programs
January 1 to January 31, 2017	–	–	–	–
February 1 to February 28, 2017	–	–	–	–
March 1 to March 31, 2017	–	–	–	–
April 1 to April 30, 2017	–	–	–	–
May 1 to May 31, 2017	177,975	$9.02	177,975	–
June 1 to June 30, 2017	1,165,899	9.01	1,165,899	–
Total	1,343,874	$9.01	1,343,874	–

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the RE Capital Fund’s shareholders may recommend nominees to the RE Capital Fund’s board of trustees during the period covered by this semi-annual report on Form N-CSR.

Item 11. Controls and Procedures.

(a)	The RE Capital Fund’s principal executive officer and principal financial officer have evaluated the RE Capital Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the RE Capital Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the RE Capital Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There was no change in the RE Capital Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the RE Capital Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual report on Form N-CSR.

(a)(2)	The certifications of the RE Capital Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications of the RE Capital Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NorthStar Real Estate Capital Income Fund

By:	/s/ Daniel R. Gilbert
Daniel R. Gilbert
Chief Executive Officer and President
Date: August 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel R. Gilbert
Daniel R. Gilbert
Chief Executive Officer and President
(Principal Executive Officer)
Date: August 17, 2017

By:	/s/ Frank V. Saracino
Frank V. Saracino
Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: August 17, 2017